Arthur Andersen LLP                       Exhibit 24.1
2100 One PPG Place
Pittsburgh, PA  15222


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


            As independent public accountants, we hereby consent to the incorporation of our reports, included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8, Registration No. 33-31429, relating to the Company's 1989 Employee Stock Purchase Plan.




                                         /s/ Arthur Andersen LLP
                                          ARTHUR ANDERSEN LLP






Pittsburgh, Pennsylvania
March 28, 1995